Exhibit 99.2

August 16, 2016 Arch to Acquire United Guaranty: Creating a Specialty Powerhouse Investor Presentation

2 Informational Statements The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. This presentation or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries (“Arch”) may include forward looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this presentation are forward forward-looking statements. Forward looking statements can generally be identified by the use of forward looking terminology such as "may," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or their negative or variations or similar terminology. Forward looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: the risk that Arch or AIG may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or required governmental and regulatory approvals may delay the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the stock purchase agreement or could otherwise cause the failure of the acquisition to close, the risk that a condition to the closing of the proposed transaction may not be satisfied, the failure to obtain any financing necessary to complete the acquisition, the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against Arch and others relating to the stock purchase agreement, the timing to consummate the proposed transaction, the diversion of management time and attention on the transaction, adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise. Some non-GAAP measures of financial performance also may be referred to during this presentation. The reconciliation of these measures to GAAP and definition of operating income can be found in Arch’s filings with the SEC, and are also available on Arch’s website. Arch posts additional financial information and presentations to its website, including information with respect to its subsidiaries, and investors and other recipients of this information are encouraged to check the website.

Acquisition of (i) United Guaranty Corp. (“UGC”), the market leader in the Private Mortgage Insurance Industry, and (ii) Quota Share reinsurance between UGC and AIG, for approximately $3.42 billion(1) in cash and stock. Expected closing in 4Q 2016 or 1Q 2017 3 Consolidates Arch as a leading specialty powerhouse, enhancing scale and further diversifying Arch’s business profile Acquisition of United Guaranty Corporation A New Milestone in Arch’s Development Expands scale of Arch MI by combining UGC’s leading position with Arch MI’s financial strength and history of innovation, creating the foremost private mortgage insurer with a diverse customer base and national presence Significant positive financial impact to Arch – over 35% accretive to EPS on a run-rate basis with approximately 200bps of ROE expansion, and accretive to BVPS – while further enhancing stability of earnings Mortgage insurance provides meaningful economic diversification and anchors the 3rd leg of Arch’s business Further builds Arch’s cycle management capabilities by deploying capital and dedicating intellectual resources to business segments with the best relative returns Combines UGC’s and Arch’s innovative management cultures, advanced credit analytics and house price economics to create best-in-class risk selection, pricing, risk management and risk transfer capabilities (1) Subject to a dollar-for-dollar reduction for any dividends paid from UGC to AIG between signing and closing (in an amount not to exceed $250 million)

4 Customer-Oriented Business Model Long-standing relationships with many of the nation’s largest and highest quality lenders One of the largest national sales forces in the industry Active relationships with over 1,800 customers Innovative Approach Innovative use of risk-based pricing models First implemented in 2009 First MI company to access the capital markets for risk transfer post-crisis Risk Management Culture Proprietary Risk Quality Index (RQI) and Performance Premium models Ongoing portfolio monitoring Active use of reinsurance Clean Balance Sheet / De-Risked Legacy Exposures $3.3 billion(1) of total capitalization with no debt or goodwill / intangibles and a conservative investment portfolio Capital markets and reinsurance solutions on legacy (pre-2009) and post-crisis exposures protect against downside risk Acquisition of UGC The Market Leader and a High-Quality Business Platform (1) As of 3/31/2016.

Combination Creates Frontrunner in U.S. Mortgage Insurance

- **Leadership position in the highly profitable U.S. Mortgage Insurance sector**
  - Combined insurance in-force of $293 billion and $1.4 billion of premiums written
- **Financial strength provides clear competitive advantage**
  - Arch's ratings and capitalization are superior to any other competitor in the MI space
- **Complementary relationships with customers and regulators**
  - Well-diversified customer base and the largest national sales force
- **Enhanced scale**
  - Drives cost efficiencies
  - Innovation in mortgage products (capital market solutions, risk sharing transactions, credit analytics)

U.S. Private Mortgage Insurance Landscape[1]

($ in billions)



LTM New Insurance Written (NIW)
Ratings[2]
UGC
$49.1
BBB+ / Baa1
MTG
$43.1
BBB / Baa3
RDN
$41.3
BBB- / Baa3
GNW
$35.9
BB+ / Ba1
ESNT
$27.7
BBB+ / Baa2
NMIH
$18.3
BBB- / Ba2
Arch MI
$15.1
A- / Baa1[3]

Arch

(1) Rankings based on LTM NIW as of June 30, 2016 for MTG, RDN, GNW, ESNT, NMIH, and Arch and March 31, 2016 for UGC and assumes continuation of historical practices at both Arch and UGC.
(2) Represents financial strength ratings (S&P / Moody's).
(3) Represents financial strength ratings for Arch MI. Arch Capital FSR ratings of A+ and A1 from S&P and Moody's, respectively.

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© Arch Capital Group Ltd. All rights reserved.

6 Both Arch and UGC recognized as innovators in the mortgage insurance sector UGC a first mover in the use of capital markets technology with Bellemeade I & II Arch a first mover in GSE credit risk transfer structures UGC and Arch are the first two mortgage insurers utilizing risk-based pricing Combined UGC and Arch MI likely to spur additional innovation Complementary risk management cultures Analogous risk-based pricing models – Performance Premium (UGC) and RateStar (Arch) Advanced credit analytics and house price economics Customer-centric business models UGC brings strong bank-channel distribution and one of the largest salesforces in the industry Scale efficiencies through combining Arch’s business with a market leader Utilization of internal reinsurance structure to optimize economics for Arch’s shareholders Combined entity able to offer clients full suite of mortgage insurance and risk transfer products A Lot in Common... ... With Clear Additive Capabilities Highly Synergistic to Arch’s Existing Mortgage Insurance Operations

Enhanced Scale and Diversity Differentiates Arch as a Specialty Powerhouse

Specialty Powerhouse



($ in billions)
Pro forma Arch + UGC: 81%(3)
Total Value Creation(1)
Combined Ratio
Volatility(2)
14%
11%
11%
9%
9%
10%
88%
86%
96%
84%
94%
95%
5%
13%
12%
15%
12%
14%
$5.9
UGC: $1.0
Pro forma Arch + UGC(5)
$5.7
$5.0
$3.9
$3.1
$3.1
Arch(4)
RE
AXS
ENH
AHL
AWH
Primary Lines (GPW)
Reinsurance (GPW)

Greater Diversification of Business



Current GPW
Mortgage 8%
Reinsurance 31%
GPW: $4.9bn(4)
Insurance 61%
Pro forma GPW
Mortgage 24%
Reinsurance 25%
GPW: $5.9bn(4)
Insurance 51%
Current Reserves
Mortgage 1%
Reinsurance 34%
$7.1bn(4)
Insurance 65%
Pro forma Reserves
Mortgage 10%
Reinsurance 31%
$7.7bn(4)
Insurance 59%

Arch

Source: Company filings, SNL Financial.
Note: Metrics as of LTM 6/30/16 unless otherwise noted.
(1) Represents tangible book value per share plus dividend 12-year CAGR as of 12/31/2015.
(2) Represents combined ratio volatility for 12 year period ending 12/31/2015, defined as standard deviation divided by the mean for the given time period.
(3) Pro forma combined ratio for an Arch and UGC combination. Based on LTM 6/30/16 financials for Arch and LTM 3/31/16 financials for UGC.
(4) Metrics for Arch based on "core" operations. Excludes "Other" segment (i.e. Watford Re).
(5) Assumes continuation of historical practices at both Arch and UGC.

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© Arch Capital Group Ltd. All rights reserved.

8 The Arch Way: Market Cycle Management Key Management Principles Arch has a demonstrable and respected history of effectively managing cycles Arch manages the cycle within and between each platform to maximize earnings and reduce risk Mortgage, like P&C, is managed on the front-end (customer facing) & the back-end (risk management solutions) Leading Indicators Both UGC and Arch MI have sophisticated portfolio quality metrics that provide advanced marketplace insight Channel participant management is active and constant Risk Management A clear set of risk tolerances exist to balance capital exposure Sophisticated modeling and portfolio monitoring are key to enabling crisp management actions Options currently exist in the marketplace that did not exist pre-financial crisis: (1) diversified P&C reinsurance participants, and (2) capital market products; both designed to strategically measure and transfer risk Countercyclical Aspects The MI space has a business cycle largely independent from P&C cycles, which allow for greater earnings stability over time Multiple profitable revenue streams provide material diversification to support earnings and maintain a strong balance sheet Arch expects its mix of earnings to change over time as it responds to the market environment Management Behavior Established leading risk indicators along with active monitoring enables efficient multi-functional risk management Arch deploys capital, intellectual resources, time and attention to those business segments with the best relative returns

9 Enhanced earnings power and capital generation through increased scale and diversification Meaningful reinsurance synergies through retention by Arch of UGC’s internal quota share for future origination Existing agreement to be terminated on a run-off basis If transaction closes in 2017, Arch will still retain all economics for business relating to policy years 2017 and onwards Contemplated financing maintains capital flexibility Significant cost synergies to be achieved as part of the transaction Key Financial Drivers Summary Financial Impact Earnings per Share Expected to be over 35% accretive on a run-rate basis Immediately double-digit accretive in year 1 Return on Average Equity Over 200bps of ROE expansion on a run-rate basis Book Value per Share Immediately accretive to book value per share Tangible Book Value per Share Accretive to tangible book value per share within 2 years Financially Compelling Transaction

Key Transaction Terms

Transaction	Ⓐ Arch to acquire all of the common shares of UGC and UGC Asia from AIG in a cash and stock transaction Ⓑ Quota Share reinsurance between UGC and AIG will be terminated on a run-off basis – Arch to capture economic benefits of reinsurance structure for future origination [(1)] (not captured in UGC's S-1)
Deal Value	▪ $3.42 billion transaction value for Ⓐ and Ⓑ combined
Consideration Mix	▪ Consideration mix of approximately $2.2 billion (64.2%) cash ▪ Common equivalent stock consideration of $975 million (28.5%), convertible into Arch common shares on a one-to-one basis[(2)] ▪ Pre-closing dividend of up to $250 million expected to be paid by UGC to AIG of (7.3%)
Financing	▪ $2,197.5 million cash consideration expected to be funded by i) $622.5 million from internal resources, ii) $200 million drawdown on existing revolving credit facility and, iii) $1,375 million debt and / or perpetual preferred share issuance in the capital markets ▪ $975 million of newly issued Arch common equivalent shares (convertible into Arch common shares on a one-to-one basis and non-voting)[(2)] ▪ $250 million of pre-closing dividend expected to be paid to AIG by UGC. To the extent that AIG does not take a pre-closing dividend, Arch may replace this portion of the consideration, dollar-for-dollar, with perpetual preferred securities, issued by Arch to AIG at market terms.
Approvals and Timing	▪ Regulatory and GSE approvals and other customary closing conditions – Transaction has been socialized with key regulators and GSEs ▪ No financing condition ($1,375 million bridge facility has been executed) ▪ Expected closing in 4Q'16 – 1Q'17
Other	▪ Shareholder agreement between Arch and AIG with regards to Arch shares to be owned by AIG – AIG is subject to an initial 6 month lock-up period, with an 18 month restricted period for a complete exit in Arch shares

Arch

(1) If the transaction closes later than 12/31/16, Arch will retain all the economics for business relating to policy years 2017 and onwards
(2) Subject to fixed-value collar structure where AIG will receive (subject to certain adjustments if Arch issues common shares prior to closing), (i) a fixed value of $975 million, based on Arch's 15-day VWAP set prior to closing, if such 15-day VWAP is between $65.73 – $76.39 per share, (ii) 14.832 million Arch shares if such 15-day VWAP is equal to or below $65.73 per share, and (iii) 12.763 million Arch shares, if such 15-day VWAP is equal to or above $76.39 per share.

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© Arch Capital Group Ltd. All rights reserved.

Stock Consideration 11 Transaction Consideration Mix Details Cash Consideration $1.375 billion bridge facility in place at signing 1 2 ($ in millions) (1) Includes potential $200 million drawdown on Arch’s existing revolving credit facility. (2) Convertible into Arch common shares on a one-to-one basis. Subject to fixed-value collar structure where AIG will receive (subject to certain adjustments if Arch issues common shares prior to closing), (i) a fixed value of $975 million, based on Arch’s 15-day VWAP set prior to closing, if such 15-day VWAP is between $65.73 – $76.39 per share, (ii) 14.832 million Arch shares if such 15-day VWAP is equal to or below $65.73 per share, and (iii) 12.763 million Arch shares, if such 15-day VWAP is equal to or above $76.39 per share (3) Potential $250 million of pre-closing dividend expected to be paid to AIG by UGC. To the extent that AIG does not take a pre-closing dividend, Arch may replace this portion of the consideration, dollar-for-dollar, with perpetual preferred securities, issued by Arch to AIG at market terms. Pre-closing Dividend 3 $ Amount % Arch Cash(1) $822.5 24.0% Debt Issuance $925.0 27.0% Perpetual Preferred Issuance $450.0 13.1% Total Value $2,197.5 64.2% $ Amount % Arch Common Equivalent Shares(2) $975.0 28.5% Total Value $975.0 28.5% $ Amount % Potential Pre-Closing Dividend(3) $250.0 7.3% Total Value $250.0 7.3%

12 Conclusion Further builds Arch’s cycle management capabilities by deploying capital and dedicating intellectual resources to business segments with the best relative returns Expands scale of Arch MI by uniting UGC’s leading position with Arch MI’s financial strength and history of innovation, creating the foremost private mortgage insurer with a diverse customer base and national presence Significant positive financial impact to Arch – over 35% accretive to EPS on a run-rate basis with approximately 200bps of ROE expansion, and accretive to BVPS – while further enhancing stability of earnings Mortgage insurance provides meaningful economic diversification and anchors the 3rd leg of Arch’s business Combines UGC’s and Arch’s innovative management cultures, advanced credit analytics and house price economics to create best-in-class risk selection, pricing, risk management and risk transfer capabilities Consolidates Arch as a leading specialty powerhouse, enhancing scale and further diversifying Arch’s business profile

archcapgroup.com Mark D. Lyons Executive Vice President and Chief Financial Officer Arch Capital Group Ltd. Waterloo House, Ground Floor 100 Pitts Bay Road Pembroke HM 08 Bermuda (441) 278-9250 MLyons@archcapgroup.com Donald Watson Executive Vice President, Financial Services Arch Capital Services Inc. 360 Hamilton Ave Suite 600 White Plains NY 10601 (914) 872-3616 DWatson@archcapservices.com Investor Inquiries: 13